UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/20/2011

Commonwealth Biotechnologies, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13467

Virginia	54-1641133
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

718 Grove Road
Midlothian, VA 23114
(Address of principal executive offices, including zip code)

(804) 464-1601
(Registrant’s telephone number, including area code)

601 Biotech Drive
Richmond, VA 23235
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.    Bankruptcy or Receivership

On January 20, 2011, the Registrant filed a voluntary petition in the United States Bankruptcy Court for the Eastern District of Virginia seeking relief under the provisions of Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The case number is 11-30381.

The Company will continue to operate its business as debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 9.01.    Financial Statements and Exhibits

(a) Financial statements of businesses acquired.
Not Applicable.

(b) Pro forma financial information.

Not Applicable.

(c) Shell company transactions.

Not Applicable.

(d) Exhibits.

99.1        Press release dated January 21, 2011, entitled "Commonwealth Biotechnologies, Inc. Announces Filing for Reorganization under Chapter 11 Bankruptcy."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commonwealth Biotechnologies, Inc.

Date: January 25, 2011	By:	/s/ Richard J. Freer, Ph.D.
Richard J. Freer, Ph.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Commonwealth Biotechnologies, Inc. Announces Filing for Reorganization Under Chapter 11 Bankruptcy.